Exhibit 21

                             BLACK HILLS CORPORATION

                            SUBSIDIARY OF REGISTRANT

                       Wyodak Resources Development Corp.
                             a Delaware corporation

                 SUBSIDIARIES OF WYODAK RESOURCES DEVELOPMENT CORP.

                                  DAKSOFT, Inc.
                           a South Dakota corporation

                          Landrica Development Company
                           a South Dakota corporation

                    Black Hills Exploration and Production, Inc.
                              a Wyoming corporation

                          Black Hills Generation, Inc.
                              a Wyoming corporation

                         Black Hills Capital Group, Inc.
                           a South Dakota corporation

                   SUBSIDIARIES OF BLACK HILLS CAPITAL GROUP, INC.

                         Black Hills Fiber Systems, Inc.
                           a South Dakota corporation

                         Black Hills Coal Network, Inc.
                           a South Dakota corporation

                              Enserco Energy, Inc.
                           a South Dakota corporation

                       Black Hills Energy Resources, Inc.
                           a South Dakota corporation

                    SUBSIDIARY OF BLACK HILLS FIBER SYSTEMS, INC.

                            Black Hills FiberCom, LLC
                           a South Dakota corporation

                       SUBSIDIARY OF ENSERCO ENERGY, INC.

                                  VariFuel, LLC
                           a South Dakota corporation


                  SUBSIDIARY OF BLACK HILLS ENERGY RESOURCES, INC.

                        Black Hills Energy Pipeline, LLC
                             a Delaware corporation

                      Black Hills Millenium Pipeline, Inc.
                           a South Dakota corporation

                        Black Hills Energy Terminal, LLC
                           a South Dakota corporation

                      Black Hills Millenium Terminal, Inc.
                           a South Dakota corporation